Exhibit 10.6
SECURITY AGREEMENT
     This Security Agreement (“Agreement”), dated as of September 20, 2007, is between ONE EARTH ENERGY, LLC, an Illinois limited liability company (the “Debtor”), and FIRST NATIONAL BANK OF OMAHA, a national banking association (the “Secured Party”), as collateral agent for the Banks.
     WHEREAS, the Debtor has entered into a Construction Loan Agreement dated of even date with this Agreement (as amended, restated and in effect from time to time, the “Loan Agreement”), with the Secured Party as a Bank and as Agent, and the other Banks a party thereto, pursuant to which the Banks, subject to the terms and conditions contained therein, are to make loans or otherwise to extend credit to the Debtor; and
     WHEREAS, it is a condition precedent to the Banks’ extending the Obligations to the Debtor under the Loan Agreement that the Debtor execute and deliver to the Secured Party, as collateral agent for the Banks, a security agreement in substantially the form hereof; and
     WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party, as collateral agent for the Banks, as herein provided.
     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement. The term “State,” as used herein, means the State of Nebraska. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term “Obligations,” as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Banks under the Loan Agreement and the other Loan Documents, of every kind, nature or description, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, whether provided for under or in respect of the Loan Agreement or otherwise or under any promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection therewith or this Agreement or otherwise and any overdrafts or other deposit account liabilities of the Debtor to the Secured Party, and the term “Event of Default,” as used herein, means the failure of the Debtor to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Loan Agreement and the other Loan Documents and shall also have the meaning given to such term in the Loan Agreement or any other Loan Document.
     2. Grant of Security Interest. The Debtor hereby grants to the Secured Party, as collateral agent for the Banks, to secure the payment and performance in full of all of the

Obligations, a first priority security interest in and so pledges and assigns to the Secured Party, as collateral agent for the Banks, in all goods, property and assets of the Debtor, including, but not limited to the following goods, property, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):
     2.1. All personal and fixture property of every kind and nature including, without limitation, all goods, equipment, inventory, grain, furniture and fixtures, all of every kind and nature (including any accessions, additions, improvements, attachments and accessories thereto and products and proceeds thereof, and all operating manuals, service records, maintenance logs and warranties applicable thereto), and including all inventory, including, but not limited to, all corn, grain and ethanol inventory, in which the Debtor has an interest in mass or a joint or other interest or right of any kind.
     2.2. All instruments (including promissory notes, notes receivable and supporting obligations), documents, negotiable and non-negotiable documents of title, negotiable and non-negotiable warehouse receipts, bills of lading, transit receipts or other documents of title, however denominated (collectively, “Warehouse Receipts”), and the goods underlying or relating to Warehouse Receipts, including, but not limited to, the Debtor’s present and future rights to take possession and delivery of goods underlying or relating to any Warehouse Receipt.
     2.3. All accounts, all of the Debtor’s rights to goods represented by or securing any accounts, all proceeds from the disposition or collection of accounts, all of the Debtor’s rights as an unpaid vendor, including the right to reclaim goods, the right to stop goods in transit and the right to replevy goods, and all guaranties, letters of credit and other supports to the payment of accounts, chattel paper (whether tangible or electronic), deposit accounts (whether maintained with the Secured Party or other financial institutions), certificates of deposit (whether negotiable or non-negotiable), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, trademarks, service marks, copyrights, patents and other intellectual property rights and all of the Debtor’s rights therein or thereto, software, general intangibles (including all payment intangibles), all payments and rights to payments whether or not earned by performance including, but not limited to, accounts and payments from the USDA Commodity Credit Corporation Bioenergy Program and other similar programs, price support payments, subsidy payments, guaranty payments, payments in kind, deficiency payments, letters of entitlements, storage payments, emergency assistance, diversion payments, production flexibility contracts, contract reserve payments, grain insurance fund claim rights, grain insurance fund proceeds and all similar programs of any and every kind, whether federal, state or local, and any other rights to payment under or from any preexisting, current or future federal, state or local government program, and the products and proceeds of all the foregoing.
     2.4. All farm products, including, but not limited to, all poultry and livestock and their young, together with all products and replacements for such poultry and livestock; all crops, annual or perennial, and all products of such crops; and all grain, feed, seed, fertilizer, chemicals, medicines, and other supplies used or produced in the Debtor’s operations or sold as inventory, and the products and proceeds and rights to payments associated with all or any of the foregoing.

     2.5. All books, records, ledger sheets or cards, reports, invoices, purchase orders, customer lists, mailing lists, files, correspondence, computer programs, tapes, disks and other documents or data processing software that at any time relates to any of the foregoing or are otherwise necessary or helpful in realizing on or collecting on any Collateral.
     2.6. All investment property, securities, securities accounts (including, but not limited to, all accounts maintained with First National Capital Markets, Inc.) and the securities entitlements, securities and investment property contained therein, all hedging accounts and all commodity and securities entitlements, investment property, commodities and other rights associated with such hedging accounts, and all commodity accounts and all the commodities, securities and investment property contained therein.
     2.7. All commercial tort claims now existing or hereafter arising. The Secured Party acknowledges that the attachment of its security interest in any additional commercial tort claim as original collateral is subject to the Debtor’s compliance with Section 4.7 below.
     3. Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate and describe the Collateral, including, but not limited to, descriptions of the Collateral as all assets of the Debtor, or words of similar effect, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. In addition, the Debtor hereby authorizes the Secured Party to file all effective financing statements pursuant to 7 U.S.C. Section 1631, and amendments to effective statements, describing the Collateral in any offices as the Secured Party, in its sole discretion, may determine. If requested by the Secured Party, the Debtor will provide the Secured Party with a list of the buyers, commission merchants and selling agents to or through whom the Debtor may sell farm products or grain and a list of all elevators, warehousemen or others where the Debtor stores corn. The Debtor authorizes the Secured Party to notify all such buyers, commission merchants, selling agents, elevators, warehousemen or any other person, of the Secured Party’s security interest in the Debtor’s farm products, corn or grain unless prohibited by law. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.
     4. Other Actions. To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s, as collateral agent for the Banks, security interest in the Collateral, and without limitation on the Debtor’s other obligations in this Agreement, the Debtor agrees, in each case at the Debtor’s expense, to take the following actions with respect to the following Collateral:

     4.1. Promissory Notes, Instruments and Tangible Chattel Paper. If the Debtor shall at any time hold or acquire any instruments, promissory notes or tangible chattel paper, the Debtor shall, upon request of the Secured Party, forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. The Debtor will not deliver possession of, endorse or assign any instruments, promissory notes or tangible chattel paper to any person or entity other than the Secured Party.
     4.2. Deposit Accounts. For each deposit account that the Debtor at any time opens or maintains, the Debtor shall, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the depositary bank to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Debtor, or (b) arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or would occur, if effect were given to any withdrawal not otherwise permitted by the Loan Documents. The provisions of this paragraph shall not apply to (i) any deposit account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein, (ii) a deposit account for which the Secured Party is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor’s salaried employees.
     4.3. Investment Property. If the Debtor shall at any time hold or acquire any certificated securities, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Debtor or such nominee, or (b) arrange for the Secured Party to become the registered owner of the securities. If any commodity interests or securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with the Debtor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.
     4.4. Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, warehouseman or elevator, the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgement from the bailee, warehouseman or elevator, in form and substance satisfactory to the Secured Party, that the bailee, warehouseman or elevator holds such Collateral for the benefit of the Secured Party as collateral agent for the Banks, and that such bailee, warehouseman or elevator agrees to comply, without further consent of the Debtor, with instructions from the Secured Party as to such Collateral, including, but not limited to, the delivery of such Collateral to the Secured Party or as the Secured Party directs, or the payment of the sale proceeds of such Collateral to the Secured Party, or as the Secured Party directs. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee, warehouseman or elevator.
     4.5. Electronic Chattel Paper and Transferable Records. If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act (as hereafter amended), or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record.
     4.6. Letter-of-Credit Rights. If the Debtor is at any time a beneficiary under a letter of credit, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit, or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied to the Obligations in such order and priority as the Secured Party.
     4.7 Commercial Tort Claims. If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.
     4.8 Other Actions as to Any and All Collateral. The Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s (as collateral agent for the Banks) security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor’s signature thereon is required therefor, (b) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s (as collateral agent for the Banks) security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s (as collateral agent for the Banks) security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.
     4.9. Warehouse Receipts.
     (a) The Debtor has delivered or will deliver to the Secured Party any and all documents, instruments and writings in any way relating to the Warehouse Receipts or in any way relating to the property evidenced thereby. As long as this Agreement remains in effect, the Debtor shall immediately deliver to the Secured Party any and all future documents, instruments, or other writings applicable or in any way relating to the foregoing in the Debtor’s possession. In the event that the Debtor is unable to deliver original Warehouse Receipts, and such other documents, to the Secured Party at the time this Agreement is executed, as required above, the Debtor agrees to deliver immediately such Warehouse Receipts to the Secured Party upon issuance of the same.
     (b) The Debtor further agrees that the Secured Party shall have the right at any time, and from time to time, whether or not one or more Event of Default exist under the Loan Agreement, to demand that the Debtor immediately deliver to the Secured Party any and all Warehouse Receipts held in the Debtor’s possession or control for or representing all or any part of the Collateral that is then or may thereafter be issued in the name of the Debtor. The Debtor unconditionally agrees to deliver such Warehouse Receipts to the Secured Party on demand.
     (c) In addition to Warehouse Receipts, the Secured Party may require the Debtor from time to time, one or more times, to deliver to the Secured Party such lists, descriptions and designations of any applicable Collateral not represented by Warehouse Receipts as the Secured Party may require to identify the nature, extent and location of the same.
     (d) The Debtor represents and warrants to the Secured Party that all of the Debtor’s grain at any time, and from time to time, represented by Warehouse Receipts or included in any list, description or designation referred to above, will at all times be owned by the Debtor free and clear of all liens, encumbrances and security interests of any kind whatsoever, excepting only the security interest of the Secured Party pursuant hereto.
     (e) As long as no Event of Default exists, the Debtor may sell or use in its operations the property under Warehouse Receipts, as well as the Debtor’s property not represented by Warehouse Receipts, in carrying on the Debtor’s business in the ordinary course, substantially in the same manner as now conducted; but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by the Debtor.
     4.10. Farm Products. After the occurrence of an Event of Default, the Debtor shall not store, transfer or consign any farm products without the prior written consent of the Secured Party. The Debtor shall not store, transfer or consign any farm products without first obtaining a written acknowledgment from any person to whom physical possession of any such farm products are delivered (a) of the Secured Party’s security interest in such farm products, (b) that it holds possession of such farm products for the Secured Party’s (as collateral agent for the Banks) benefit, (c) that it will not issue negotiable documents with respect to such farm products and (d) that it agrees to follow the Secured Party’s instructions as to disposition of farm products upon its receipt of such instructions. The Debtor will comply with the provisions of all federal, state or local government programs, agreements and contracts to which the Debtor is a party.
     4.11. Proceeds. The Debtor shall transfer all proceeds of all Collateral into the Debtor’s main operating account established and maintained by the Debtor with the Secured Party, or in such other deposit account as required by the Secured Party. The Debtor shall not grant any other person or entity a security interest, lien or other encumbrance in or on such deposit account.
     5. Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of the Loan Agreement, Mortgage and other Loan Documents. Nothing contained in the Loan Agreement, Mortgage or other Loan Documents shall derogate from any of the rights or remedies of the Secured Party (as collateral agent for the Banks) hereunder.
     6. Representations and Warranties Concerning Debtor’s Legal Status. The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor’s exact legal name is that indicated on the first page and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth on the first page of this Agreement, (c) the Debtor’s tax identification number is 20-3852246 and the Debtor’s organizational identification number is                      or if left blank, then the Debtor has none, and (d) each of the Debtor’s places of business and, if more than one, its chief executive office, as well as the Debtor’s mailing address, if different, are listed in Schedule A attached to this Agreement and incorporated herein by reference.
     7. Covenants Concerning Debtor’s Legal Status. The Debtor covenants with the Secured Party as follows: (a) without the consent of Secured Party, which consent shall not be unreasonably withheld, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.
     8. Representations and Warranties Concerning Collateral, Etc. The Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Loan Agreement, (b) except as disclosed to the Secured Party, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (c) the Debtor holds no commercial tort claim except as indicated on Schedule A attached to this Agreement, and (d) the Debtor has at all times operated its business in material compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.
     9. Covenants Concerning Collateral, Etc. The Debtor further covenants with the Secured Party (as collateral agent for the Banks) as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on Schedule A and the Debtor will not move any Collateral to any location not shown in Schedule A without providing at least thirty (30) days prior written notice to the Secured Party, which notice shall include the new location, (b) except for the security interest herein granted and liens permitted by the Loan Agreement, the Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party (as collateral agent for the Banks), (c) the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party (as collateral agent for the Banks) except for liens permitted by the Loan Agreement, (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Debtor will permit the Secured Party, or its designee, to inspect and audit the Collateral at any reasonable time, wherever located, according to the terms of the Loan Agreement, (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral according to the terms of the Loan Agreement or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (g) the Debtor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (h) the Debtor will apply for all subsidies, price support payments, guaranty payments and other payments of any kind available to the Debtor under any federal, state or local governmental program relating to the use of corn to produce ethanol, the production of ethanol, the sale of ethanol and any other activities of the Debtor, will file for all tax credits and deductions available for any of the foregoing, and will take no action, or omit to take any action, which would preclude or jeopardize in any manner the Debtor’s ability to participate in any such payments, programs, tax credits or deductions and (i) the Debtor will not discount, factor, sell or otherwise dispose, or offer to sell or otherwise dispose, of any of the Collateral, including, but not limited to, instruments, general intangibles, tangible or electronic chattel paper, promissory notes and/or accounts, or any interest therein except for (i) sales and leases of inventory in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices; provided, however, that permitted sales under this Section are also permitted under the Loan Agreement. In the event that such sales are not permitted under the Loan Agreement, then such sales are also not permitted hereunder. In addition, the Debtor will only store grain owned by the Debtor not evidenced by a Warehouse Receipt in facilities owned by the Debtor at locations set forth on Schedule A.

     10. Insurance.
     10.1. Maintenance of Insurance. The Debtor will maintain the insurance required in the Loan Agreement. All such insurance covering the Collateral shall be payable to the Secured Party (as collateral agent for the Banks) as loss payee under a “standard” or “New York” loss payee clause.
     10.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Event of Default has occurred and is continuing, the damaged Collateral can be economically repaired or replaced in the sole discretion of the Secured Party and the casualty loss is $1,000,000 or less and the conditions precedent in the Loan Agreement with respect to the disbursement of insurance proceeds to the Debtor have been satisfied, be disbursed to the Debtor for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Party (as collateral agent for the Banks) as cash collateral for the Obligations. Subject to the foregoing, the Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor’s property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations with the amount of the Loans, as described in the Loan Agreement (if not then terminated) being reduced by the amount so applied to the Obligations.
     10.3. Continuation of Insurance. All policies of insurance shall provide for at least 20 days prior written cancellation notice to the Secured Party. In the event of failure by the Debtor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor, subject to the terms of the Loan Agreement. The Debtor shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.
     11. Collateral Protection Expenses; Preservation of Collateral.
     11.1. Expenses Incurred by Secured Party. In the Secured Party’s discretion, if the Debtor fails to do so, the Secured Party (as collateral agent for the Banks) may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

     11.2. Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. Neither the Secured Party nor any other Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party or any other Bank be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.
     12. Securities and Deposits. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations.
     13. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party (as collateral agent for the Banks) without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.
     14. Power of Attorney.
     14.1. Appointment and Powers of Secured Party. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:
     (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and
     (b) to the extent that the Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature.
     14.2. Ratification by Debtor. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

     14.3. No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party’s own negligence or willful misconduct.
     15. Rights and Remedies. If an Event of Default shall have occurred and be continuing beyond any applicable grace or notice and cure period provided for in the Loan Agreement, the Secured Party, without any other notice to or demand upon the Debtor have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, whether conferred in the Loan Agreement or at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor’s principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least ten (10) days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that ten (10) days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.
     16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.
     17. No Waiver by Secured Party, Etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.
     18. Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Debtor further waives any and all other suretyship defenses.

     19. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.
     20. Proceeds of Dispositions; Expenses. The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.
     21. Overdue Amounts. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.
     22. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEBRASKA. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in the notice provision of the Loan Agreement. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
     23. Waiver of Jury Trial. THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, the Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 23.
     24. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

ONE EARTH ENERGY, LLC, an Illinois limited liability company

By:	/s/ Steve Kelly

President, [title]

Accepted:

FIRST NATIONAL BANK OF OMAHA, a national banking association,

By:	/s/ Fallon Savage

Fallon Savage, Commercial Loan Officer

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.
COUNTY OF WINNEBAGO	)
     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 20th day of September, 2007, personally appeared Steven Kelly, to me known personally, and who, being by me duly sworn, deposes and says that he is the President of One Earth Energy, LLC, and that said instrument was signed on behalf of said limited liability company by authority of its Directors, and said officers acknowledged said instrument to be the free act and deed of said limited liability company.

Kelly Nicholas
Notary Public

My commission expires:
9-23-09

SCHEDULE A
Locations/Commercial Tort Claims
     I. Debtor Locations:
1306 West 8th Street

Gibson City, Illinois 60936-0546
The Land and Improvements as such terms are defined in the Mortgage
     II. Commercial Tort Claims:
None